                                                                   Exhibit 99.12

                              FREE WRITING PROSPECTUS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]          SURF 2006-AB1
--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-AB1

                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                     TRUSTEE

                               FEBRUARY [7], 2006

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                              FREE WRITING PROSPECTUS FOR
                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]          SURF 2006-AB1
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $177,663,032
Aggregate Original Principal Balance                         $178,274,378
Number of Mortgage Loans                                          742


                                              MINIMUM           MAXIMUM               AVERAGE (1)
                                              -------           -------               -----------
Original Principal Balance                    $40,800          $750,000                $240,262
Outstanding Principal Balance                 $3,559           $750,000                $239,438



                                              MINIMUM           MAXIMUM          WEIGHTED AVERAGE (2)
                                              -------           -------          --------------------
Original Term (mos)                             180               360                     360
Stated remaining Term (mos)                     177               358                     355
Loan Age (mos)                                   2                 9                       4
Current Interest Rate                         4.990%            9.250%                  6.889%
Initial Interest Rate Cap (3)                 1.000%            5.000%                  3.066%
Periodic Rate Cap (3)                         1.000%            2.000%                  1.027%
Gross Margin (3)                              1.948%            7.740%                  5.535%
Maximum Mortgage Rate (3)                     10.625%           16.250%                 13.421%
Minimum Mortgage Rate (3)                     2.250%            9.250%                  6.579%
Months to Roll (3)                              17                57                      25
Original Loan-to-Value                        27.59%            100.00%                 82.29%
Credit Score (4)                                620               802                     686




                                              EARLIEST          LATEST
                                              --------          ------
Maturity Date                                11/01/2020       12/01/2035



                                               PERCENT OF                                 PERCENT OF
LIEN POSITION                                 MORTGAGE POOL  YEAR OF ORIGINATION         MORTGAGE POOL
-------------                                 -------------                              -------------
1st Lien                                            100.00%  2005                              100.00%
OCCUPANCY                                                    LOAN PURPOSE
Primary                                              97.99%  Purchase                           54.44%
Second Home                                            1.02  Refinance - Rate/Term                4.84
Investment                                             0.99  Refinance - Cashout                 40.72
LOAN TYPE                                                    PROPERTY TYPE
Fixed Rate                                            6.55%  Single Family                      65.92%
ARM                                                   93.45  Rowhouse                             0.07
                                                             Townhouse                            0.60
AMORTIZATION TYPE                                            Condominium                          6.02
Fully Amortizing                                      0.00%  Two- to Four-Family                  9.62
Interest-Only                                        100.00  Planned Unit Development            17.77
Balloon                                                0.00


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES


                                NUMBER      AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                  OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                               MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF MORTGAGE RATES          LOANS     OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING     LTV       DOC        IO
-----------------------        --------    -----------   ----------   --------  --------   -----------  --------   -------   -------
5.500% or less                     33      $10,314,660      2.09%      5.260%    705       $312,565     76.21%     81.12%    39.70%
5.501% to 6.000%                  185       47,882,714       9.72       5.883    685        258,825      77.29      53.95     31.73
6.001% to 6.500%                  359       90,699,395      18.41       6.326    689        252,645      79.58      43.99     39.91
6.501% to 7.000%                  688      142,587,374      28.94       6.807    679        207,249      81.99      28.93     38.98
7.001% to 7.500%                  557       94,856,214      19.25       7.278    676        170,298      83.46      23.30     36.63
7.501% to 8.000%                  405       63,574,226      12.90       7.760    678        156,973      85.49      19.28     34.26
8.001% to 8.500%                  180       23,616,459       4.79       8.271    683        131,203      85.83      12.87     24.52
8.501% to 9.000%                  114       13,323,037       2.70       8.740    687        116,869      88.05      12.00     30.09
9.001% to 9.500%                   31        3,076,943       0.62       9.297    679         99,256      89.95      11.23      8.51
9.501% to 10.000%                  19        2,022,623       0.41       9.744    676        106,454      93.92       3.52      0.00
10.001% to 10.500%                  5          800,939       0.16      10.193    689        160,188      92.46       0.00      0.00
TOTAL:                          2,576     $492,754,583    100.00%      6.965%    682       $191,287     82.17%     31.41%    36.06%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.850% per annum to 10.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.965% per annum.

REMAINING MONTHS TO STATED MATURITY

                                NUMBER      AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
RANGE OF                          OF        PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
REMAINING MONTHS               MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE     ORIGINAL    FULL     PERCENT
TO STATED MATURITY               LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV        DOC       IO
------------------             --------    -----------   ----------   --------  --------  -----------  --------   -------   -------

169 to 180                        37       $6,451,708        1.31%     6.778%    657       $174,370      78.57%     35.97%     5.22%
229 to 240                         3          264,138         0.05      6.928    684         88,046       63.61      19.36      0.00
349 to 360                     2,536      486,038,737        98.64      6.968    682        191,656       82.23      31.35     36.48
TOTAL:                         2,576     $492,754,583      100.00%     6.965%    682       $191,287      82.17%     31.41%    36.06%


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                NUMBER      AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
RANGE OF ORIGINAL                 OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE    PERCENT
MORTGAGE                       MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
LOAN PRINCIPAL BALANCES         LOANS     OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV       DOC         IO
-----------------------        --------    -----------  ----------   --------  --------   -----------  --------   -------   -------
$50,000 or less                    4         $185,931     0.10%      7.682%     663        $46,483       78.69%    21.94%    100.00%
$50,001 to $100,000               89        7,097,668      4.00       7.382     672         79,749        80.06     23.99     100.00
$100,001 to $150,000             118       14,960,412      8.42       7.135     680        126,783        81.27     30.49     100.00
$150,001 to $200,000             126       21,938,532     12.35       7.090     683        174,115        81.93     29.15     100.00
$200,001 to $250,000             118       26,397,112     14.86       6.912     680        223,704        81.97     31.60     100.00
$250,001 to $300,000              87       23,915,800     13.46       6.935     679        274,894        81.72     30.00     100.00
$300,001 to $350,000              58       19,129,122     10.77       6.717     680        329,812        80.76     34.71     100.00
$350,001 to $400,000              45       17,034,371      9.59       6.508     696        378,542        83.13     28.84     100.00
$400,001 to $450,000              44       18,576,219     10.46       6.822     691        422,187        86.06     31.47     100.00
$450,001 to $500,000              20        9,633,265      5.42       6.966     696        481,663        82.99     25.00     100.00
$500,001 to $550,000              14        7,295,378      4.11       6.680     718        521,098        85.18     21.49     100.00
$550,001 to $600,000               8        4,096,084      2.31       6.849     689        512,010        84.56     14.16     100.00
$600,001 to $650,000               5        3,111,597      1.75       6.409     699        622,319        80.51     39.64     100.00
$650,001 to $700,000               2        1,367,200      0.77       7.149     712        683,600        75.03      0.00     100.00
$700,001 to $750,000               4        2,924,342      1.65       6.783     662        731,085        77.33     50.38     100.00
TOTAL:                           742     $177,663,032   100.00%      6.889%     686       $239,438       82.29%    29.76%    100.00%


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,559 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $239,438.

PRODUCT TYPES

                                           NUMBER    AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED
                                             OF      PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                                          MORTGAGE    BALANCE    MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL  FULL     PERCENT
PRODUCT TYPES                               LOANS   OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING    LTV     DOC        IO
-------------                             --------  ----------- ---------- -------- -------- ----------- -------- -------   -------
15 to 19 Year Fixed Loans                       2      $337,000     0.19%   7.490%     672      $168,500   90.98% 100.00%   100.00%
30 Year Fixed Loans                            47    11,304,674     6.36     6.826     694       240,525    82.85   68.24    100.00
2/28 LIBOR Loans (Six-Month LIBOR Index)      509   123,310,730    69.41     6.916     683       242,261    82.36   26.07    100.00
3/27 LIBOR Loans (Six-Month LIBOR Index)      127    29,931,073    16.85     6.821     687       235,678    83.09   34.70    100.00
3/1 LIBOR Loans (One-Year LIBOR Index)          1       140,000     0.08     5.200     737       140,000    80.00  100.00    100.00
5/25 LIBOR Loans (Six-Month LIBOR Index)       56    12,639,555     7.11     6.851     700       225,706    79.03   17.08    100.00
TOTAL:                                        742  $177,663,032  100.00%    6.889%     686      $239,438   82.29%  29.76%   100.00%


AMORTIZATION TYPE

                                NUMBER      AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                                  OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE                LOANS     OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING     LTV       DOC         IO
-----------------              --------    -----------  ----------   --------  --------   -----------  --------   -------    -------
24 Month Interest-Only              176    $35,610,161      20.04%    7.063%     670        $202,330     81.64%    21.09%    100.00%
36 Month Interest-Only               59     12,230,921        6.88     6.930     692         207,304      84.17     24.80     100.00
60 Month Interest-Only              465    120,135,666       67.62     6.820     688         258,356      82.69     34.89     100.00
120 Month Interest-Only              42      9,686,284        5.45     7.049     701         230,626      77.32      4.28     100.00
TOTAL:                              742   $177,663,032     100.00%    6.889%     686        $239,438     82.29%    29.76%    100.00%


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


                                NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF        PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
STATE                           LOANS     OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING     LTV       DOC        IO
-----                          --------    -----------  ----------   --------  --------  -----------  --------   -------   -------
Alabama                            2          $368,720    0.21%      6.956%     686     $184,360       80.00%      23.00%    100.00%
Arizona                           46        10,269,267     5.78       7.130     683      223,245        81.91       23.48     100.00
California                       154        53,737,859    30.25       6.585     693      348,947        81.99       31.43     100.00
Colorado                          20         3,499,081     1.97       6.634     668      174,954        80.83       46.52     100.00
Connecticut                        5         1,059,370     0.60       6.999     691      211,874        78.79       36.63     100.00
Florida                           30         7,640,837     4.30       6.974     674      254,695        81.17       12.41     100.00
Georgia                           26         4,658,815     2.62       6.935     674      179,185        81.23       36.46     100.00
Hawaii                             1           225,250     0.13       7.500     666      225,250        85.00        0.00     100.00
Idaho                              4           463,320     0.26       7.714     659      115,830        89.41       33.45     100.00
Illinois                          75        16,779,230     9.44       7.100     688      223,723        84.28       25.37     100.00
Indiana                           11         1,597,182     0.90       6.855     664      145,198        84.01       76.57     100.00
Iowa                               2           200,375     0.11       7.595     660      100,188        78.61        0.00     100.00
Kansas                             6           843,478     0.47       7.029     703      140,580        85.07       53.82     100.00
Kentucky                          10           886,182     0.50       7.446     666       88,618        81.09       10.20     100.00
Louisiana                          2           424,200     0.24       6.895     668      212,100        83.94        0.00     100.00
Maryland                          27         8,009,216     4.51       6.740     687      296,638        83.61       37.77     100.00
Massachusetts                      4         1,336,500     0.75       6.745     659      334,125        79.80       17.85     100.00
Michigan                          49         8,264,875     4.65       7.106     676      168,671        85.30       51.15     100.00
Minnesota                         18         3,393,999     1.91       7.018     673      188,556        80.50       18.38     100.00
Mississippi                        1            63,500     0.04       7.602     709       63,500       100.00      100.00     100.00
Missouri                           9           881,513     0.50       7.233     678       97,946        87.45       70.02     100.00
Montana                            1           228,000     0.13       8.150     652      228,000        80.00        0.00     100.00
Nevada                            32         7,055,329     3.97       7.027     670      220,479        80.45       28.76     100.00
New Hampshire                      3           774,300     0.44       6.861     666      258,100        79.84        0.00     100.00
New Jersey                        12         3,751,160     2.11       6.853     684      312,597        84.08       34.66     100.00
New York                          26        10,031,758     5.65       6.828     692      385,837        80.33       20.39     100.00
North Carolina                     5         1,101,440     0.62       7.506     733      220,288        80.00       28.42     100.00
North Dakota                       1            93,520     0.05       7.750     637       93,520        80.00        0.00     100.00
Ohio                              30         4,720,945     2.66       7.343     688      157,365        86.54       34.20     100.00
Oklahoma                           1            94,620     0.05       7.050     707       94,620        80.00        0.00     100.00
Oregon                             2           476,892     0.27       6.604     696      238,446        82.95       38.16     100.00
Pennsylvania                       7         1,784,438     1.00       6.375     675      254,920        83.08       44.94     100.00
Rhode Island                       4         1,124,887     0.63       6.814     696      281,222        79.50       21.98     100.00
South Carolina                     5           696,755     0.39       7.254     711      139,351        80.00       30.78     100.00
South Dakota                       1            48,381     0.03       7.700     689       48,381        80.00        0.00     100.00
Tennessee                         18         1,996,508     1.12       7.135     668      110,917        81.66       41.07     100.00
Texas                             32         5,111,051     2.88       7.820     692      159,720        82.15        0.00     100.00
Utah                              12         1,583,844     0.89       6.901     689      131,987        77.47       28.89     100.00
Virginia                          20         6,470,819     3.64       6.708     684      323,541        80.33       43.68     100.00
Washington                        21         4,420,758     2.49       7.064     685      210,512        82.33       22.67     100.00
Wisconsin                          6         1,399,660     0.79       7.136     683      233,277        87.35        0.00     100.00
Wyoming                            1            95,200     0.05       7.340     679       95,200        80.00        0.00     100.00
TOTAL:                           742      $177,663,032  100.00%      6.889%     686     $239,438       82.29%      29.76%    100.00%


No more than approximately 0.74% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL              MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL      PERCENT
LOAN-TO-VALUE RATIOS             LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC         IO
--------------------           --------  -----------  ----------   --------  --------  -----------  --------   -------    -------
50.00% or less                      6      $1,205,520     0.68%      6.472%     690      $200,920      42.83%     28.62%    100.00%
50.01% to 55.00%                    1         150,000      0.08       6.250     667       150,000       50.85       0.00     100.00
55.01% to 60.00%                    4       1,073,000      0.60       6.458     721       268,250       58.80      15.06     100.00
60.01% to 65.00%                    6       2,062,000      1.16       6.499     640       343,667       62.49      64.74     100.00
65.01% to 70.00%                   11       3,486,644      1.96       6.636     663       316,968       69.01       6.02     100.00
70.01% to 75.00%                   24       5,918,992      3.33       6.404     683       246,625       73.80      28.85     100.00
75.01% to 80.00%                  497     106,920,804     60.18       6.944     679       215,132       79.80      24.21     100.00
80.01% to 85.00%                   30      10,793,188      6.08       6.475     702       359,773       84.32      38.01     100.00
85.01% to 90.00%                   94      27,624,662     15.55       6.798     697       293,879       89.60      34.18     100.00
90.01% to 95.00%                   41      11,944,394      6.72       7.365     698       291,327       94.59      29.91     100.00
95.01% to 100.00%                  28       6,483,828      3.65       7.048     717       231,565       99.42      94.35     100.00
TOTAL:                            742    $177,663,032   100.00%      6.889%     686      $239,438      82.29%     29.76%    100.00%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 27.59% to 100.00%.

MORTGAGE INSURANCE


                                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE                       MORTGAGE    BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL      PERCENT
INSURANCE                        LOANS   OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC         IO
---------                      --------  -----------  ----------   --------  --------  -----------  --------   -------    -------
No Mortgage Insurance            549     $120,816,961      68.00%    6.89%     679      $220,067     78.30%      24.54%    100.00%
PMI-Lender Paid                  193       56,846,071          32    6.884     700       294,539      90.77       40.87        100
TOTAL:                           742     $177,663,032     100.00%    6.89%     686      $239,438     82.29%      29.76%    100.00%


LOAN PURPOSE

                                NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL      PERCENT
LOAN PURPOSE                     LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC         IO
------------                   --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
Purchase                         441      $96,725,274    54.44%       7.032%    686      $219,332      81.60%      19.45%   100.00%
Refinance - Cashout              267       72,346,554     40.72        6.727    684       270,961       82.77       42.65    100.00
Refinance - Rate/Term             34        8,591,204      4.84        6.647    692       252,682       86.08       37.46    100.00
TOTAL:                           742     $177,663,032   100.00%       6.889%    686      $239,438      82.29%      29.76%   100.00%


PROPERTY TYPE


                                NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL       PERCENT
PROPERTY TYPE                    LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC          IO
-------------                  --------  -----------   ----------   --------  --------  -----------  --------   -------     -------
Single Family                    508     $117,111,506     65.92%      6.882%     684     $230,534     82.69%     32.59%     100.00%
Planned Unit Development         122       31,574,295      17.77       6.932     683      258,806      81.25      22.08      100.00
Two- to Four-Family               54       17,088,689       9.62       6.859     702      316,457      81.93      28.09      100.00
Condominium                       52       10,703,823       6.02       6.939     685      205,843      81.62      18.57      100.00
Townhouse                          5        1,064,820       0.60       6.297     668      212,964      82.13      89.74      100.00
Rowhouse                           1          119,900       0.07       7.875     730      119,900      79.99       0.00      100.00
TOTAL:                           742     $177,663,032    100.00%      6.889%     686     $239,438     82.29%     29.76%     100.00%


DOCUMENTATION

                                NUMBER    AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                  OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL       PERCENT
DOCUMENTATION                    LOANS   OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING     LTV       DOC          IO
-------------                  --------  -----------   ----------   --------  --------  -----------  --------   -------     -------
Stated Documentation             505     $121,362,912     68.31%     7.049%     687       $240,323    81.49%       0.00%     100.00%
Full Documentation               218       52,880,749      29.76      6.507     681        242,572     84.06      100.00      100.00
No Documentation                  10        1,593,082       0.90      7.177     704        159,308     78.71        0.00      100.00
Lite Documentation                 6        1,193,989       0.67      6.799     712        198,998     90.03        0.00      100.00
No Ratio                           3          632,300       0.36      7.556     684        210,767     82.79        0.00      100.00
TOTAL:                           742     $177,663,032    100.00%     6.889%     686       $239,438    82.29%      29.76%     100.00%


OCCUPANCY



                          NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                            OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL       PERCENT
OCCUPANCY                  LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC           IO
---------                --------  -----------   ----------   --------  --------  -----------  --------   -------     -------
Primary                     725    $174,097,307     97.99%     6.878%    685        $240,134     82.34%    30.26%      100.00%
Second Home                   9       1,807,270       1.02      7.577    720         200,808      78.66      0.00       100.00
Investment                    8       1,758,455       0.99      7.236    720         219,807      80.86     10.92       100.00
TOTAL:                      742    $177,663,032    100.00%     6.889%    686        $239,438     82.29%    29.76%      100.00%


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                               NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                 OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE            MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
(MONTHS)                        LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC          IO
------------------            --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
2                                  3        $444,021      0.25%     7.921%     676      $148,007     84.97%     0.00%     100.00%
3                                206      49,602,511      27.92      6.974     685       240,789      82.90     30.45      100.00
4                                233      59,187,880      33.31      6.985     681       254,025      81.95     27.40      100.00
5                                208      48,613,067      27.36      6.779     689       233,717      82.34     33.57      100.00
6                                 75      15,820,719       8.90      6.673     698       210,943      81.69     22.19      100.00
7                                 16       3,380,434       1.90      6.259     672       211,277      81.52     51.09      100.00
9                                  1         614,400       0.35      7.875     634       614,400      80.00      0.00      100.00
TOTAL:                           742    $177,663,032    100.00%     6.889%     686      $239,438     82.29%    29.76%     100.00%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                          NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                            OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
PENALTY TERM               LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC          IO
-------------------      --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
None                        165     $41,984,531      23.63%    7.070%     688     $254,452      82.63%    23.72%     100.00%
12 Months                    27       8,110,116        4.56     7.094     678      300,375       79.19     23.41      100.00
13 Months                     2         850,000        0.48     6.531     670      425,000       86.84    100.00      100.00
24 Months                   362      86,480,409       48.68     6.839     684      238,896       82.51     27.66      100.00
36 Months                   159      32,587,280       18.34     6.801     686      204,951       81.66     36.67      100.00
48 Months                     1         120,000        0.07     6.990     650      120,000       75.00      0.00      100.00
60 Months                    26       7,530,696        4.24     6.651     694      289,642       83.59     57.16      100.00
TOTAL:                      742    $177,663,032     100.00%    6.889%     686     $239,438      82.29%    29.76%     100.00%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                                  NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                    OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
RANGE OF CREDIT SCORES             LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC          IO
----------------------           --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
620 to 625                           26      $6,348,508      3.57%     6.826%     623       $244,173     76.92%   54.54%    100.00%
626 to 650                          140      29,558,963      16.64      7.048     639        211,135      77.83    28.68     100.00
651 to 675                          190      43,621,001      24.55      6.900     664        229,584      82.07    36.50     100.00
676 to 700                          188      46,089,377      25.94      6.895     688        245,156      84.31    25.38     100.00
701 to 725                           89      21,432,355      12.06      6.866     712        240,813      84.69    21.81     100.00
726 to 750                           66      17,934,029      10.09      6.702     738        271,728      83.30    30.06     100.00
751 to 775                           28       8,445,629       4.75      6.777     763        301,630      84.40    30.98     100.00
776 to 800                           14       3,885,170       2.19      6.868     790        277,512      81.51    16.41     100.00
801 to 802                            1         348,000       0.20      6.450     802        348,000      79.09     0.00     100.00
TOTAL:                              742    $177,663,032    100.00%     6.889%     686       $239,438     82.29%   29.76%    100.00%


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 686.

CREDIT GRADE

                                 NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                   OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
CREDIT GRADE                      LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC          IO
------------                    --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
PA1                                  79    $20,051,661    11.29%      6.733%    751       $253,818     77.85%     17.10%    100.00%
PA2                                 130     28,081,233     15.81       6.849    697        216,009      78.86      14.99     100.00
PA3                                 321     68,364,237     38.48       6.967    649        212,973      78.16      31.05     100.00
SA1                                 143     41,544,145     23.38       6.860    713        290,518      90.48      36.16     100.00
SA2                                  69     19,621,756     11.04       6.897    670        284,373      88.83      45.82     100.00
TOTAL:                              742   $177,663,032   100.00%      6.889%    686       $239,438     82.29%     29.76%    100.00%


GROSS MARGINS

                                   NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
RANGE OF GROSS MARGINS              LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC         IO
----------------------            --------  -----------   ----------   --------  --------  -----------  --------   -------    ------
1.501% to 2.000%                      1         $175,000     0.11%     6.290%     730       $175,000     73.84%     0.00%    100.00%
2.001% to 2.500%                     42        9,507,284      5.73      7.015     699        226,364      77.70      8.62     100.00
2.501% to 3.000%                      1          140,000      0.08      5.200     737        140,000      80.00    100.00     100.00
3.001% to 3.500%                     12        2,987,450      1.80      6.048     683        248,954      82.16     33.21     100.00
3.501% to 4.000%                     22        6,064,815      3.65      5.978     669        275,673      79.30     70.47     100.00
4.001% to 4.500%                     32        8,716,426      5.25      6.327     690        272,388      82.58     58.15     100.00
4.501% to 5.000%                     61       15,561,020      9.37      6.699     677        255,099      81.27     34.04     100.00
5.001% to 5.500%                     96       21,118,696     12.72      6.841     688        219,986      83.15     27.67     100.00
5.501% to 6.000%                    155       34,115,818     20.55      6.873     680        220,102      81.48     26.31     100.00
6.001% to 6.500%                    153       38,607,277     23.25      6.918     691        252,335      82.11     24.84     100.00
6.501% to 7.000%                     86       20,578,811     12.40      7.337     684        239,288      84.43     13.59     100.00
7.001% to 7.500%                     26        6,953,543      4.19      7.644     674        267,444      86.95     13.96     100.00
7.501% to 8.000%                      6        1,495,219      0.90      7.908     675        249,203      87.91      4.25     100.00
TOTAL:                              693     $166,021,358   100.00%     6.892%     685       $239,569     82.24%    27.00%    100.00%


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.948% per annum to 7.740% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.535% per annum.

MAXIMUM MORTGAGE RATES

                                   NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                     OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF MAXIMUM                  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
MORTGAGE RATES                      LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC         IO
----------------                  --------  -----------   ----------   --------  --------  -----------  --------   -------    ------
11.500% or less                      11       $3,622,898     2.18%     5.812%     713        $329,354     75.83%   44.74%    100.00%
11.501% to 12.000%                   33        9,166,200      5.52      6.088     694         277,764      79.46    32.22     100.00
12.001% to 12.500%                   79       23,284,818     14.03      6.305     693         294,745      81.39    39.72     100.00
12.501% to 13.000%                   95       25,897,761     15.60      6.612     678         272,608      82.12    34.89     100.00
13.001% to 13.500%                   90       24,443,870     14.72      6.764     696         271,599      81.52    34.66     100.00
13.501% to 14.000%                  156       36,041,422     21.71      6.939     682         231,035      83.57    24.78     100.00
14.001% to 14.500%                  106       21,733,583     13.09      7.284     679         205,034      83.52    14.28     100.00
14.501% to 15.000%                   74       13,770,580      8.29      7.786     669         186,089      82.22     9.85     100.00
15.001% to 15.500%                   24        4,264,471      2.57      8.232     685         177,686      84.26     2.53     100.00
15.501% to 16.000%                   23        3,533,990      2.13      8.734     680         153,652      82.76     0.00     100.00
16.001% to 16.500%                    2          261,765      0.16      9.202     701         130,883      91.43     0.00     100.00
TOTAL:                              693     $166,021,358   100.00%     6.892%     685        $239,569     82.24%   27.00%    100.00%


As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.421% per annum.

NEXT RATE ADJUSTMENT DATE

                                  NUMBER    AGGREGATE                           WEIGHTED   AVERAGE      WEIGHTED
                                    OF      PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
NEXT RATE ADJUSTMENT DATE          LOANS   OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING     LTV      DOC          IO
-------------------------        --------  -----------   ----------   --------  --------  -----------  --------   -------    -------
July 2007                          11       $2,168,615      1.31%     6.100%      661      $197,147      79.32%    40.81%    100.00%
August 2007                        51        9,744,999       5.87      6.569      686       191,078       82.54     26.45     100.00
September 2007                    131       31,772,488      19.14      6.789      687       242,538       82.84     30.07     100.00
October 2007                      167       43,301,838      26.08      7.074      680       259,292       82.18     24.83     100.00
November 2007                     148       36,116,420      21.75      6.975      684       244,030       82.30     23.20     100.00
December 2007                       1          206,371       0.12      7.600      647       206,371       80.00      0.00     100.00
July 2008                           2          412,920       0.25      5.892      718       206,460       83.90     81.13     100.00
August 2008                         8        1,858,607       1.12      6.522      717       232,326       82.11     14.87     100.00
September 2008                     34        7,747,064       4.67      6.855      689       227,855       84.63     39.97     100.00
October 2008                       50       11,841,911       7.13      6.782      677       236,838       80.62     28.34     100.00
November 2008                      32        7,972,920       4.80      6.893      693       249,154       85.20     43.40     100.00
December 2008                       2          237,650       0.14      8.201      700       118,825       89.29      0.00     100.00
May 2010                            1          614,400       0.37      7.875      634       614,400       80.00      0.00     100.00
July 2010                           2          291,899       0.18      7.013      690       145,950       79.99      0.00     100.00
August 2010                        15        4,017,113       2.42      6.954      716       267,808       80.65     16.32     100.00
September 2010                     28        5,481,623       3.30      6.762      696       195,772       77.47     11.68     100.00
October 2010                        5        1,030,900       0.62      6.352      706       206,180       86.06     44.96     100.00
November 2010                       5        1,203,620       0.72      6.786      693       240,724       73.92     33.16     100.00
TOTAL:                            693     $166,021,358    100.00%     6.892%      685      $239,569      82.24%    27.00%    100.00%
